United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 18, 2022

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	JCS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation.

Effective March 18, 2022, Communications Systems, Inc. (the "Company") amended its articles of incorporation to implement a 1-for-4 reverse stock split.

As a result of the reverse stock split, at 5:00 p.m. Central Time on March 18, 2022, every four shares of common stock then issued and outstanding automatically were combined into one share of common stock, with no change in the $0.05 par value per share. No fractional shares will be outstanding following the reverse stock split. The articles of amendment provide that no fractional shares will be issued; the Company will settle any fractional share resulting from the reverse stock split in cash.

Through the articles of amendment, the total number of shares of common stock authorized for issuance was reduced to 7,500,000 in proportion to the reverse stock split. The articles of amendment did not change the authorized number of shares of preferred stock, $1.00 par value, which remains at 3,000,000. The text of the articles of amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Company's common stock will begin trading on a post-split basis when the market opens on March 21, 2022.

Item 7.01.	Regulation FD Disclosure.

On March 18, 2022, the Company issued a press release announcing the reverse stock split, the text of which is furnished as Exhibit 99.1 attached hereto.

Item 8.01.	Other Events.

Immediately prior to the reverse stock split, the Company had 9,720,627 shares outstanding, which will be proportionately reduced for the 1-for-4 reverse stock split.

The CUSIP identifier for the Company's common stock following the reverse stock split is 203900 204. Following the reverse stock split, the Company's common stock will be uncertificated and will be registered on the Direct Registration System (also known as DRS or book entry).

Section 9.01.	Financial Statements and Exhibits.

Exhibit	Description
3.1	Articles of Amendment of Articles to Incorporation of Communications Systems, Inc. (effective as of March 18, 2022)

99.1	Communications Systems, Inc. Press Release dated March 18, 2022.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By:	/s/ Mark D. Fandrich
Mark D. Fandrich, Chief Financial Officer

Date: March 18, 2022

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